EXHIBIT 24.0
POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 29, 2009 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 2009.

/s/ J. A. Bernards
James A. Bernards

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 29, 2009 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 2009.

/s/ T. W. Glarner
Terrence W. Glarner

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 29, 2009 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 2009.

/s/ W. D. Maris
Willem D. Maris

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Patricia M. Hollister as attorney and agent for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 29, 2009 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 2009.

/s/ D. S. Mitchell
Donald S. Mitchell

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 29, 2009 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 2009.

/s/ D. V. Smith
David V. Smith